Exhibit 99.1
John Tumazos Very Independent Research Conference April 12, 2023 Turbo-Charged by Copper Increasing Au & Ag Production Decreasing Cost/oz Reducing Debt

MUX Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward-looking Statements"). The Forward-looking Statements are intended to be subject to the safe harbor provided by Section 27a of the Securities Act of 1933, Section 21e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995. The Forward-looking Statements express, as at the date of this presentation, McEwen Mining Inc. (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies. There can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward-looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. Readers should not place undue reliance on Forward-looking Statements, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update Forward-looking Statements as a result of new information or events after the date hereof, except as required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, June 30, 2022, September 30, 2022 and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward-looking Statements. All Forward-looking Statements made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation, including reserves, have been reviewed and approved by William Shaver, COO; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P. Geo., Director of Resource Modelling; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". Securities and Exchange Commission (“SEC”).We are subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian securities laws, and as a result, we have reported our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions. All disclosure of mineral resources and mineral reserves in this report are reported in accordance with S-K 1300. Investors should be aware that the estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S-K 1300- compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.

MUX MUX: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2022. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2022. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K/A for the year ended December 31, 2022.

MUX Full Disclosure CEO’s Financial Commitment $220M 17.3% $1/Yr Investment 1 Ownership Salary Rob McEwen 17% Institutional 21% Retail 62% 1 - Rob McEwen’s investments: $140 million in McEwen Mining shares and $40 million (Aug 13, 2018 & Apr 5, 2022 press releases), plus $40 million in McEwen Copper shares + $15 million unsecured subordinated promissory note (April 5, 2022 press release"). 2 - Average Daily Trading Volume over 3 months. Source: Bloomberg, as of April 11, 2023. Rob McEwen 8.2 M Van Eck Associates 2.1 M Mirae Asset Global 1.1 M Jane Street 0.6 M ALPS Advisors 0.6 M BlackRock 0.5 M Vanguard 0.5 M AIFM Capital 0.4 M Geode Capital 0.3 M Two Sigma 0.3 M MUX Shares Ownership Distribution Top 10 Holders Outstanding : 47.4 M Fully Diluted : 50.9 M ADTV2 : 386,000 Price : US$9.39 Market Cap : US$445 M

MUX 0 5 10 15 20 25 30 2018 2019 2020 2021 2022 2023 Last Price SMAVG (50) SMAVG (100) SMAVG (200) SMAVG (500) SMAVG (800) The Sun Is Starting to Shine Again! After 3 Horrible Years Up 225%, Sep 27, 2022 – Apr 11, 2023. With Still a Lot of Room on the Upside Share Price US$ As of Apr 11, 2023. Source: Bloomberg.

Significant Developments

McEwen Copper

McEwen Mining
August 31, 2022

McEwen Copper Completes Oversubscribed US$82 Million Offering Including a US$25 Million Investment by Nuton, a Rio Tinto Venture

Bloomberg
August 31, 2022

McEwen Lands Rio Tinto Venture for Argentina-Focused Copper Unit
Rio's copper leaching technology venture takes 10% stake for US$25 Million

Mining Journal
September 6, 2022

McEwen Signs Another Rio Earn-in Deal
McEwen Copper entered option agreement for Rio Tinto to earn 60% interest in Elder Creek property, Nevada, USA by spending US$18 Million over 7 years

McEwen Copper
February 27, 2023

McEwen Signs Deals with Rio & Stellantis Totalling US$185 Million
Closing of a US$155 Million investment by Stellantis (Arg$30B), one of the world's leading and most innovative automakers and mobility providers &
Signing a binding agreement for US$30 Million investment by Nuton, a Rio Tinto Venture and existing shareholder of McEwen Copper

MUX 6

MUX Selected Proforma Financial Information Post Purchases of McEwen Copper by Stellantis & Rio Tinto’s Nuton Impact on MUX Stronger Balance Sheet Ownership of McEwen Copper reduced Value of Ownership Increased by 80% Reducing Debt by 38% Unconsolidated Cash2 from 68.1% to 51.9% from $160 M to $290 M ($3.14 to $5.70/ shr1 ) from $65 M to $40 M $30 M 1 – calculation per fully diluted MUX shares; 2 – as of Mar 31, 2023 Increased Implied Value from $260 M to $550 M Impact on McEwen Copper

MUX We Believe MUX’s Share Value Is: US$8 and $34 Share Price $9.39 Apr 11, 2023 Based on recent market valuations / transactions Between Current

MUX Possible Share Value of MUX Sum of the Parts MUX’s Assets Value Range Per MUX Share1 Low High McEwen Copper2 Los Azules $2.473 $23.204 Elder Creek $0.315 $0.315 Royalty Portfolio $0.696 $0.696 Gold & Silver $4.667 $9.328 $8.15 $33.54 Notes 1. McEwen Mining has 51 million fully diluted shares 2. McEwen Mining owns 51.9% of McEwen Copper which owns 100% of Los Azules and Elder Creek 3. Josemaria purchase price was US $485 million. (US $485M x 50% x 51.9%) / 51M 4. Filo Mining market capitalization US $2.28 billion. (US $2.28 B x 51.9%) / 51M. As of April 11, 2023. 5. Elder Creek value is based on earn-in (($18M / 60%) x 51.9%) / 51M 6. Royalties: 1.25% NSR on Los Azules and Elder Creek, plus three other royalties. Est. $35M / 51M 7. Average peer group EV/GEO x 50% of the high value 8. Average peer group (Jaguar Mining, Silvercorp, Fortitude, Gold Resource, Endeavour Silver) EV/GEO multiple 1.11 x higher than MUX

MUX

MUX McEwen Copper Ownership MUX 51.9% Stellantis 14.2% Nuton / Rio Tinto Venture 14.2% Rob McEwen 13.8% Victor Smorgon Group (Australia) Others 3.5% 2.4% MUX Stellantis • McEwen Copper Total Shares Outstanding 28.9 M • McEwen Copper owns 100% of the Los Azules and the Elder Creek copper projects • Elder Creek was optioned by Kennecott Exploration Co, a subsidiary of Rio Tinto, to earn 60% interest in the property by spending US $18 million over a 7-yr period.

Los Azules
It's Amongst the World's Largest
Chile & Peru Produce 40% of World's Annual Copper Production


Rank*
Antamina *Teck* 6
Las Bambas MMG 8
Antapaccay *Glencore*
Cerro Verde *Freeport-McMoRan* 5
Taca Taca *First Quantum*
Escondida *BHP/Rio Tinto* 1
Lindero *Fortuna Silver*
MARA *Yamana Glencore & Newmont*
Los Pelambres *Antofagasta* 11
Andina *Codelco*
Los Bronces *Anglo American* 11
PERU
CHILE
ARGENTINA
San Juan
Josemaria *Lundin Mining*
Filo del Sol *Filo Mining (BHP)*
Pascua Lama *Barrick*
Veladero *Barrick Shandong*
Los Azules McEwen Copper (MUX, Rio Tinto, Stellantis)
Altar *Aldebaran Resources*
El Pachón *Glencore*
Legend
MINE
DEVELOPMENT

MUX

*Rank based on 2021 top 20 largest copper mines in the world by production capacity. https://elements.visualcapitalist.com/the-largest-copper-mines-in-the-world-by-capacity/

12

MUX Project Country Majority Owner Development Status Geology 1 Pebble United States Northern Dynasty Minerals Preliminary Economic Assessment Porphyry, Supergene Copper 2 Resolution United States Rio Tinto Feasibility Porphyry 3 La Granja Peru Rio Tinto Advanced Exploration Porphyry 4 Kerr-Sulphurets-Mitchell (KSM) Canada Seabridge Gold Prefeasibility Porphyry, Skarn 5 Nueva Union Chile Teck Resource/Newmont Prefeasibility Porphyry 6 Tampakan Philippines Sagittarius Feasibility Porphyry 7 El Pachon Argentina Glencore Advanced Exploration Porphyry 8 Lessard Canada Landore Resources Advanced Exploration Volcanic Hosted Massive Sulfide 9 Los Azules Argentina McEwen Copper Preliminary Economic Assessment Porphyry, Supergene Copper 10 Twin Metals Minnesota United States Antofagasta Prefeasibility Magmatic Sulfide Los Azules It’s BIG! World’s 9th Largest Undeveloped Copper Project Source: Mining Intelligence 2022 Notes: 1. Pebble and KSM are also ranked top 10 for gold 2. Lessard has only inferred resources, as no work has been done on the project since 2008

MUX Los Azules Org Chart – Executive Team Strong Local Management Experience • 180 years of combined experience in mining projects and Operations. • Strong team with experience in San Juan Argentina at tier one operations

MUX Los Azules Robust Economics Highlights of the 2017 PEA1 (Hatch Engineering) Avg. Annual Production 1 st 13 Years 415 Million lbs Cu at $1.14/lb cash cost Mine Life 36 years Initial Capex $2.4 Billion Base Case Cu Price $3.00/lb Payback 3.6 years After-Tax IRR 20.1% After-Tax NPV 8% $2.2 Billion The 2023 PEA will be published in Q2 and foresees initial long life copper cathode production 1. NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina. September 1, 2017.

MUX Tenke Phase 3 Cumulative Production (Paid kt Cu) Pebble El Abra Mill Al Arco Galore Creek L o s Az ule s Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa-Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr-Sulphurets-Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala D M C Zafranal Wafi Golpu Taca Golpe Cerro Casale Aynak King King R e q uire d C o p p er Pric e (U S $/t C u) Spot Copper Price Price Required at Risked-IRR (12%)* Q1 Q2 Q3 Q4 New Prosperity 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1 2 3 4 5 6 7 9 # 2022 Mining Intelligence ranking of size of resource Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to Apr 13, 2021 Goldman Sachs Report. Based on Los Azules 2017 PEA Los Azules Low Cost! Lowest Cost Quartile El Pachon Josemaria

MUX Los Azules It’s Valuable Between 2 Value Reference Points, US$485 M and $2.28 B McEwen Copper's implied market cap US$550 M, based on financing announced Feb 27, 2023 In Same San Juan Province, Argentina Comparison of Los Azules With Filo Mining's Josemaria & Filo del Sol Copper Resources & Grades1 Distance From Power Grid, Roads Altitude ASL $ Cost Quartile* Development Stage M&I Inferred Josemaria 7.4 B lbs Cu 0.29% 2.9 B lbs Cu 0.13% Los Azules 10.2 B lbs Cu 0.48% 19.3 B lbs Cu 0.33% Filo del Sol 3.1 B lbs Cu 0.33% 1.0 B lbs Cu 0.27% US$ Value4 1. Source: company website. Los Azules cut-off grade 0.20% Cu. Filo del Sol cut-off grade 0.15% CuEq. Josemaria cut-off grade 0.1% CuEq. 2. Source: Filo del Sol PFS Technical Report 22 Feb 2019. 3. Source: Josemaria FS Technical Report Nov 2020 4. Market cap as of April 11, 2023. $ Josemaria 4,000 - 4,900 m3 Los Azules 3,100 - 3,600 m Filo del Sol 4,900 - 5,400 m2 Josemaria - 2443 km Los Azules - 70 km Filo del Sol - 772 km (Chile) Josemaria - FS Los Azules - PEA Filo del Sol - PFS Josemaria - Highest Los Azules - Lowest *Goldman Sachs Josemaria - $485 M Los Azules - $550 M Filo del Sol - $2.28 B

MUX Los Azules – Drilling Drilling Objectives 1. Resource upgrade 2. Metallurgy, geotech and hydrology 3. Testing for extensions of the mineral resources Oct 2022 – May 2023 Drill Campaign • 97 holes completed to date • 27,000 meters • Infill drilling to upgrade the resource categories from inferred to indicated to measured • See appendix for infill drill results and figures Resources Tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion 0.48% 1.7 Million 0.06 g/t 55.7 Million 1.8 g/t Inferred 2,666 Million 19.3 Billion 0.33% 3.8 Million 0.04 g/t 135.4 Million 1.6 g/t 0 1000m

MUX Los Azules - Initial Visual Results From Payback Pit 1. NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina. September 1, 2017.

MUX 30-year PEA Pit (2017) 3000 m Elev 2500 m Elev 3500 m Elev 4000 m Elev Longitudinal Section 1,000 meters Looking East AZ22174 (1,128 m) 0.42% Cu over 480 m including 1.46% Cu over 26 m Los Azules Recent Exploration Results – March 6, 2023 Exploration: 1,052 meters grading 0.29% Cu including 480 meters grading 0.42% Cu (AZ22174), coincident with a prominent deep geophysical anomaly and showing the potential to meaningfully expand Los Azules 0.29% Cu 1,052 m

Elder Creek Project, Nevada Classic Porphyry Copper – Gold Signature Recently Optioned to Rio Tinto’s Subsidiary Kennecott Exploration Company for US$18 M to earn 60% interest MUX Tonkin MUX Gold Bar Cortez Marigold Ruby Hill Cortez Pipeline Gold Rush Discovery 0 10 20 Miles N Nevada Gold's largest Gold Mine Lone Tree Phoenix McEwen Copper Elder Creek Airborne magnetics @ Elder Creek illustrate a classic porphyry system magnetic “donut” pattern 2018 Drill Highlights 0.21% Cu over 152.4 m including 0.44% Cu over 33.5 m 0.15% Cu over 200.3 m including 1.20% Cu over 14.2 m Recent Drill Intersections 1.2% Cu over 14.2 m 0.25% Cu over 93.0 m 0.44% Cu over 33.5 m Geochemical zoning & drilling suggest Cu porphyry system with Mo

MUX VISION for Los Azules To build a mine for the future based on regenerative principles and innovative technologies, that can achieve net-zero carbon emissions by 2038. We are committed to delivering green copper to Argentina and the world, a product that will contribute to the electrification of transportation and the protection of our atmosphere. Will be used to advance our Los Azules Copper Project in San Juan, Argentina and to strengthen McEwen Mining’s balance sheet. Recent Investments

MUX The Los Azules Copper mine promises to be the 1 st major copper mine in the world to be developed around key regenerative principles. The Mine Camp Vision

MUX MUX Properties Asset Rich in Prime Real Estate 3 Mines Fox Complex (100%) Gold Bar (100%) San José (49%) 1 Development Project El Gallo / Fenix (100%) Los Azules Argentina Fox Complex Timmins, Canada (100%) Gold Bar Nevada (100%) El Gallo – Fenix Project Mexico (100%) San José Argentina (49%) Elder Creek Nevada Au + Ag Cu McEwen Copper (51.9%) Elder Creek Los Azules 2023 Guidance 150,000-170,000 GEOs Aug 2022 US $82 Million @ $10/shr Feb - Mar 2023 ARS $30 Billion & US $30 Million @ Approx. $19/shr Financings

MUX MUX Production 1. Gold Equivalent Ounces are calculated based on 85:1 gold to silver price ratio. 2. Percentual change of 2023 relative to 2022. 2021A 2022A 2023 Guidance 2023 % Change2 Gold Bar Mine, Nevada GEOs1 43,900 26,620 42,000 – 48,000 +58% to +80% Cash Costs / GEO $1,687 $1,622 $1,400 -14% AISC / GEO $1,753 $1,989 $1,680 -16% Fox Complex, Canada GEOs 30,000 36,650 42,000 – 48,000 +15% to +31% Cash Costs / GEO $1,108 $1,020 $1,000 -1% AISC / GEO $1,461 $1,465 $1,320 -10% San José Mine, Argentina (49%) GEOs 76,100 69,130 66,000 – 74,000 -5% to +7% Cash Costs / GEO $1,262 $1,306 $1,250 -5% AISC / GEO $1,603 $1,714 $1,550 -10% Consolidated Production 154,400 133,300 150,000-170,000 +13% to +28%

Gold Bar – Premier Address

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓



Cortez
Cortez Fault
Four Mile Discovery Goldrush
Nevada Gold Mines Cortez 50 M oz Au cluster[1]
Tonkin
Indicated Resource
1.45M oz @ 1.41 g/t
Gold Bar
Indicated Resource
452,000 oz Au @ 0.91 g/t
Historic & Recent Production
575,000 oz Au
Atlas
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
Mine or Deposit
12 miles
20 km
N



Gold Bar
Nevada, USA

1. Includes past production and current resources

MUX 26

MUX Gold Bar - Flood

MUX Fox Stock Mine/Mill (0.1M oz) 6 miles Fox West 10 km N (2.2M oz) Fault Zone Mine or Deposit Temiskaming Sediments Historic Production Fox Complex Ontario, Canada Fox East Froome Grey Fox Black Fox (1.0 M oz) Timmins Fox Complex, Timmins - Another Great Address • 70 million oz historic production in the Timmins Camp • >30 km of Primary & Secondary Structural Controls • 3.3 M oz historic production including 1.0 M oz Fox East • Gold Resources: 1.90 M oz M+I @ 4.22 g/t, 0.49 M oz Inferred @ 3.86 g/t • $15 M Exploration Budget for 2023 Matheson (1.0 M oz) M&I: 246,000 oz Au Inferred: 109,000 oz Au M&I: 1,431,000 oz Au Inferred: 285,000 oz Au M&I: 219,000 oz Au Inferred: 91,000 oz Au

MUX Growth Potential @ Fox Longer Mine Life, Higher Production, Lower Costs/ oz PEA Financial & Operating Metrics Post Froome Production (After-Tax): Life of Mine (LoM) 9.3 years LoM Gold Production 751,700 oz Avg Annual Gold Production Over LoM 80,800 oz Avg Cash Costs per oz Over LoM $769 Avg AISC per oz Over LoM $1,246 Gold Price Sensitivity: Downside Case $1,500/oz Au Base Case $1,650/oz Au Upside Case $1,800/oz Au Net Present Value (5% discount) (NPV5%) $81 million $137 million $192 million Internal Rate of Return (IRR%) 15% 21% 26% Payback Period (Years) 6.5 5.9 5.4

MUX San José Mine N 2022 Production5 278,000 oz Au 20 km Newmont Cerro Negro Mine 12 miles San José Argentina San José Mine Narrow Vein Underground Silver / Gold Mine Large Property Package Good Grade Mine Surrounds Newmont’s Cerro Negro Reserve Grade1 342 gpt Silver 5.7 gpt Gold Mine Life2 6 Years 2022E Production3,4 2.6 - 2.7 Moz Silver & 38 - 40 Koz Gold 2023E Production3,4 2.3 - 2.6 Moz Silver & 39 - 43 Koz Gold Property outline MUX 49% Ownership/ Non-operator 1., 2. Hochschild “Annual Report and Accounts 2021”. 3. Based on 49% MUX ownership basis. 4. MUX Dec 21, 2022 press release. 5. Newmont 2022 Annual Report.

MUX El Gallo – Fenix Gold & Silver Project • Acquired used mill and equipment from Argonaut for $2.8 million • Robust heap leach material re-processing project • Mill creates optionality to exploit regional Au / Ag deposits • Preparing development schedule

MUX There Are 2 Ways to Get Exposure to: Buy MUX Today & Get 150 to 170 K GEOs/ Yr as a Bonus or Wait for McEwen Copper IPO LOS AZULES, one of the world’s largest undeveloped copper projects 1. 2.

MUX Appendix

MUX Section 39 - AZ22184A: • 500 m of 0.66% Cu incl 276 m of 0.92% Cu and 224 m of 0.34% Los Azules Exploration Highlights Feb – Mar 2023: Recent Drill Results Confirming Continuity of Mineralization Section 46 - AZ22186: 282 m of 1.00% Cu incl 172 m of 1.40% Cu Section 38 - AZ22183: • 152 m of 0.87% Cu AZ1168: • 333 m of 0.72% Cu AZ1063: • 313 m of 0.74% Cu Section 40 - AZ22181: • 502 m of 0.50% Cu incl 172 m of 0.87% Cu AZ22188: • 128 m of 0.78% Cu

MUX Section 39 - AZ22184A: • 500 m of 0.66% Cu incl 276 m of 0.92% Cu and 224 m of 0.34% Los Azules Exploration Highlights Feb – Mar 2023: Recent Drill Results Confirming Continuity of Mineralization Section 46 - AZ22186: 282 m of 1.00% Cu incl 172 m of 1.40% Cu Section 38 - AZ22183: • 152 m of 0.87% Cu AZ1168: • 333 m of 0.72% Cu AZ1063: • 313 m of 0.74% Cu Section 40 - AZ22181: • 502 m of 0.50% Cu incl 172 m of 0.87% Cu AZ22188: • 128 m of 0.78% Cu

MUX Section 39 - AZ22184A: • 500 m of 0.66% Cu incl 276 m of 0.92% Cu and 224 m of 0.34% Los Azules Exploration Highlights Feb – Mar 2023: Recent Drill Results Confirming Continuity of Mineralization Section 46 - AZ22186: 282 m of 1.00% Cu incl 172 m of 1.40% Cu Section 40 - AZ22181: • 502 m of 0.50% Cu incl 172 m of 0.87% Cu AZ22188: • 128 m of 0.78% Cu Section 38 - AZ22183: • 152 m of 0.87% Cu AZ1168: • 333 m of 0.72% Cu AZ1063: • 313 m of 0.74% Cu

MUX Section 39 - AZ22184A: • 500 m of 0.66% Cu incl 276 m of 0.92% Cu and 224 m of 0.34% Los Azules Exploration Highlights Feb – Mar 2023: Recent Drill Results Confirming Continuity of Mineralization Section 46 - AZ22186: 282 m of 1.00% Cu incl 172 m of 1.40% Cu Section 38 - AZ22183: • 152 m of 0.87% Cu AZ1168: • 333 m of 0.72% Cu AZ1063: • 313 m of 0.74% Cu Section 40 - AZ22181: • 502 m of 0.50% Cu incl 172 m of 0.87% Cu AZ22188: • 128 m of 0.78% Cu

MUX Los Azules Recent Infill Drill Results – March 6, 2023 153.0m of 1.61% Cu including 42m of 2.78% Cu and 120.8m of 0.88% Cu (AZ23191)* * - Highlighted intervals are updated from the March 6 2023 Press Release to include previously pending minor assays at the bottom of hole AZ23191. Section 37 shown with mineral zones and 30-year PEA pit (looking north).